Common Stock	12 Months Ended
Dec. 31, 2018
Common Stock.
Common Stock

10. Common Stock

As of December 31, 2018, the Company’s Certificate of Incorporation, as amended and restated, authorized the Company to issue 158,745,671 shares of $0.001 par value common stock, of which 1,374,812 were issued and outstanding.

Each share of common stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are entitled to receive dividends, as may be declared by the board of directors, if any, subject to the preferential dividend rights of the preferred stock. When dividends are declared on shares of common stock, the Company must declare at the same time a dividend payable to the holders of preferred stock equivalent to the dividend amount they would receive if each share of preferred stock was converted into common stock. The Company may not pay dividends to common stockholders until all dividends accrued or declared but unpaid on the preferred stock have been paid in full. No dividends have been declared or paid by the Company through December 31, 2018.

In the event of any liquidation or dissolution of the Company, the holders of common stock are entitled to the remaining assets of the Company legally available for distribution after the payment of the full liquidation preference for the preferred stock.